                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


          Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his or her attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Director of said corporation the registration statement or statements covering the issue and sale of 23,000,000 shares of said corporation's common stock and/or related stock options in connection with the Long-Term Incentive Program, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, we have signed these presents this 16th day of October, 1996.

STANLEY T. SKINNER                   REBECCA Q. MORGAN

ROBERT D. GLYNN, JR.                 DAVID A. COULTER

RICHARD A. CLARKE                    C. LEE COX

H.M. CONGER                          SAMUEL T. REEVES

JOHN C. SAWHILL                      BARRY LAWSON WILLIAMS

MARY S. METZ                         CARL E. REICHARDT

WILLIAM S. DAVILA                    RICHARD B. MADDEN

DAVID M. LAWRENCE

                               POWER OF ATTORNEY


          STANLEY T. SKINNER, the undersigned, Chairman of the Board, Chief Executive Officer, and Director of Pacific Gas and Electric Company, hereby constitutes and appoints, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and Director of said corporation the registration statement or statements covering the issue and sale of 23,000,000 shares of said corporation's common stock and/or related stock options in connection with the Long-Term Incentive Program, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 16th day of October, 1996.

                                           STANLEY T. SKINNER
                                           ------------------
                                           STANELY T. SKINNER

                               POWER OF ATTORNEY


          GORDON R. SMITH, the undersigned, Senior Vice President and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer of said corporation the registration statement or statements covering the issue and sale of 23,000,000 shares of said corporation's common stock and/or related stock options in connection with the Long-Term Incentive Program, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 16th day of October, 1996.

                                           GORDON R. SMITH
                                           ---------------
                                           GORDON R. SMITH

                               POWER OF ATTORNEY

          CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller of said corporation the registration statement or statements covering the issue and sale of 23,000,000 shares of said corporation's common stock and/or related stock options in connection with the Long-Term Incentive Program, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 16th day of October, 1996.


                                           CHRISTOPHER P. JOHNS
                                           --------------------
                                           CHRISTOPHER P. JOHNS